                                                                    EXHIBIT 21.1

                   BARBEQUES GALORE LIMITED AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

Vilbrent Pty Limited (incorporated under the laws of New South Wales, Austra-lia)

Barbeques Galore Pty Limited (incorporated under the laws of New South Wales, Australia)

Galore Pty Limited (incorporated under the laws of New South Wales, Austra-lia)/(1)/

The Galore Group (International) Pty Limited (incorporated under the laws of New South Wales, Australia)/(1)/

The Galore Group (U.S.A.), Inc. (a California company)/(2)/

Barbeques Galore, Inc. (a California company)/(3)/

Pool Patio 'N Things, Inc. (a California company)/(3)/

Galore Group Services Pty Limited (incorporated under the laws of New South Wales, Australia)

Pricotech Leisure Brands Pty Limited (incorporated under the laws of New South Wales, Australia)/(4)/

Redgun Pty Limited (incorporated under the laws of New South Wales, Austra-lia)/(4)/

G.L.G. Australia Pty Limited (incorporated under the laws of New South Wales, Australia)/(4)/

Australian Enamellers Pty Limited (incorporated under the laws of New South Wales, Australia)/(5)/

Douglas Manufacturing Pty Limited (incorporated under the laws of New South Wales, Australia)/(5)/

Park-Tec Engineering Pty Limited (incorporated under the laws of New South Wales, Australia)/(5)/

Cook-on-Gas Products (Australia) Pty Limited (incorporated under the laws of New South Wales, Australia)/(4)/

Bosmana Pty Limited (incorporated under the laws of New South Wales, Austra-lia)/(6)/

Cougar Leisure Products Pty Limited (incorporated under the laws of New South Wales, Australia)/(6)/

Galore Group Nominees Pty Limited (incorporated under the laws of New South Wales, Australia)

/(1)/ A subsidiary of Barbeques Galore Pty Limited

/(2)/ A subsidiary of The Galore Group (International) Pty Limited

/(3)/ A subsidiary of The Galore Group (U.S.A.), Inc.

/(4)/ A subsidiary of Galore Group Services Pty Limited

/(5)/ A subsidiary of G.L.G. Australia Pty Limited

/(6)/ A subsidiary of Cook-on-Gas Products (Australia) Pty Limited